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                                                                    EXHIBIT 23.2



                       Consent of Independent Accountants

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 13, 2002, except as to Note 13 which is as of March 29, 2002, relating to the financial statements and financial statement schedule, which appears in Bell
Microproducts Inc.'s Annual Report on Form 10-K for the year ended December 31, 2001.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
San Jose, California
April 26, 2002